UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

May 4, 2009

Lehman Brothers Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-9466 (Commission File Number)	13-3216325 (IRS Employer Identification No.)

1271 Avenue of the Americas
New York, New York	10020
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:

(212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  Entry into a Material Definitive Agreement.

In connection with the closing on May 4, 2009 of the sale by Lehman Brothers Holdings Inc. (the “Registrant”) of its investment management business (the “Business”), the Registrant entered into a Second Amendment to the Unit Purchase Agreement, dated May 4, 2009 (the “Second Amendment”), which amends the Unit Purchase Agreement, dated December 1, 2008 (as amended on December 19, 2008, the “Initial Agreement,” and together with the Second Amendment, the “Agreement”), by and between the Registrant and NBSH Acquisition LLC (“NBSH”). A copy of the Initial Agreement is attached as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed December 9, 2008 and is incorporated herein by reference. A copy of the Second Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A description of the Second Amendment is set forth below in response to Item 2.01 of this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

ITEM 2.01.  Completion of Acquisition or Disposition of Assets.

In accordance with the terms and conditions of the Agreement, on May 4, 2009, the Registrant completed the transfer to Neuberger Berman Group LLC (the “Company”), as the successor by novation to all of the rights and obligations of NBSH under the Agreement, of the equity interests of certain subsidiaries and assets related to the Business (the “Transaction”). In connection with the consummation of the Transaction and pursuant to the Agreement, the Company also assumed (or caused certain of its subsidiaries to assume) certain liabilities related to the Business. The description below of key terms of the Agreement is qualified in its entirety by the Initial Agreement, which is attached as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed December 3, 2008 and is incorporated into this Item 2.01 by reference, and the Second Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 2.01 by reference.

As previously disclosed, the NBSH bid, as set forth in the Initial Agreement, was selected as the winning bid in the auction for the sale of the Business held on December 3, 2008, pursuant to bidding procedures approved by the United States Bankruptcy Court in connection with the Registrant’s chapter 11 bankruptcy case (In re Lehman Brothers Holdings Inc., Case No. 08-13555-JMP). As previously disclosed, NBSH is controlled by certain members of the Business’ senior management team.

Second Amendment

Immediately prior to the Closing, the Registrant and NBSH entered into the Second Amendment. The Second Amendment, among other things: (a) amends and clarifies certain defined terms under the Initial Agreement and (b) requires the Company to make a future payment to a subsidiary of the Registrant in respect of certain regulatory capital currently required to be held by Lehman Brothers Asset Management (Europe) Limited, the entity through which the European portion of the Business is operated.

Ownership of the Company Following the Closing

2

In connection with the closing of the Transaction, the Company has issued, or will issue, equity interests to the Registrant and to NBSH in the following proportions:

•	93% of the preferred equity interests of the Company (the “Preferred Units”) has been issued to the Registrant on behalf of itself and certain of its subsidiaries;

•	7% of the Preferred Units will be issued to NBSH;

•	49% of the aggregate common equity interests of the Company (the “Common Units”) has been issued to the Registrant on behalf of itself and certain of its subsidiaries; and

•	51% of the Common Units has been issued to NBSH.

All of the equity interests of NBSH are held by certain members of the management team, portfolio managers and other senior professionals of the Business.

The Preferred Units have an aggregate liquidation preference of $875 million, subject to certain adjustments. The Preferred Units bear an annual return of 4% until December 31, 2009, 7% between January 1, 2010 and December 31, 2010 and 10% after January 1, 2011, in each case, on the outstanding preferred liquidation preference. The annual return is subject to certain downward adjustments based on market conditions, which could result in a reduction of the annual return to 2% in 2009, 3.5% in 2010 and 7% in 2011 and 2012. Certain amounts of the excess cash flow generated by the Business must be used by the Company to repurchase or redeem Preferred Units.

Key Assets Transferred by the Registrant to the Company

•

The Neuberger Berman business, including the portion of the Business that is the private asset management business (including relevant fixed income securities managed within, or on behalf of, the private asset management business), equities mutual fund, equities closed end fund, equities sub-advised fund, equities WRAP (Managed Account Group and model portfolio assets), equities global balanced portfolio and the equities institutional separate accounts businesses.

•

The fixed income business, including the portion of the Business that offers U.S. fixed income, liquidity and municipal mutual funds and WRAPs, U.S. institutional cash, short duration and municipal products, certain asset management structured products, investment grade core and index, high yield, loans, and other fixed-income asset management products and services other than fixed income securities managed within, or on behalf of, the private asset management business.

•	Parts of the hedge fund of funds and single manager businesses, including long/short, diversified arbitrage, commodities and quantitative funds.
•	The private funds investment group of the private equity business, which includes the fund-of-funds businesses (both hedge fund and private equity), secondary private

3

equity and co-investment, as well as several startup private equity businesses, including infrastructure and mezzanine debt.

•

Certain assets related to the Asian and European asset management businesses, the Asian and European fund businesses, the Asian and European segregated account mandates and the Asian and European distribution platforms.

Key Liabilities Assumed by the Company or Subsidiaries of the Company

•	Substantially all liabilities incurred on, or prior to, the closing primarily related to the ownership or operation of the Business.
•	The Registrant’s liabilities under contracts assigned to the Company or any subsidiaries of the Company.
•

The unfunded amount of the Registrant’s and its affiliates’ general partner or special limited partner capital commitments that are associated with the parts of the private equity business being acquired under the Agreement.

 Key Assets and Liabilities Not Transferred to the Company

•	The assets primarily associated with the ICG, CTS, Satori and LibertyView businesses.
•	The equity interests in the Lehman Brothers Trust Company of Delaware and Lehman Brothers Trust Company, N.A.
•	The assets primarily associated with the Registrant’s merchant banking, real estate and venture capital private equity funds.
•

The Registrant’s minority stake investments in the following asset management firms: D.E. Shaw & Co., Ospraie Management, Spinnaker Capital, R3 Capital Partners, One William Street Capital, Field Street Capital Management, GLG Partners, BlueBay Asset Management, Synergy and Integrated Asset Management.

•	The funded amount of the Registrant’s limited partner and side-by-side capital commitments associated with the Business and the seed capital invested in the Business’s asset management products.
•	Cash of the Business in excess of the Final Closing Cash Target (as defined in the Agreement).

4

ITEM 9.01  Financial Statements and Exhibits.

(c)	Exhibits

10.1	Second Amendment to the Unit Purchase Agreement, dated May 4, 2009, by and between Lehman Brothers Holdings Inc. and NBSH Acquisition, LLC

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

Date: May 8, 2009	By:	/s/ William J. Fox
	Name:	William J. Fox
	Title:	Executive Vice President

6

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to the Unit Purchase Agreement, dated May 4, 2009, by and between Lehman Brothers Holdings Inc. and NBSH Acquisition, LLC

7